Exhibit 99.1

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment") is made as of December 15, 2003, by and among NMP, Inc., a Delaware corporation ("Holdco"), MarketWatch.com, Inc., a Delaware corporation ("Parent"), Pinnacor Inc., a Delaware corporation ("Company"), Maple Merger Sub, Inc., a Delaware corporation ("Parent Merger Sub") and a direct wholly-owned subsidiary of Holdco, and Pine Merger Sub, Inc., a Delaware corporation ("Company Merger Sub") and a direct wholly owned subsidiary of Holdco.

RECITALS

A. Holdco, Parent, Company, Parent Merger Sub, and Company Merger Sub entered into that certain Agreement and Plan of Merger dated as of July 22, 2003 (the "Agreement").

B. Pursuant to Section 10.03 of the Agreement, the parties now desire to amend the Agreement as provided herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

AGREEMENT

         1. Capitalized terms that are not defined in this Amendment have the respective meanings set forth in the Agreement.

         2. The second recital to the Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

         "WHEREAS, the combination of Company and Parent which is intended to achieve important business objectives shall be effected by the terms of this Agreement through the Mergers and, potentially, the Roll-Up Mergers (as defined in Section 2.14);"

         3. The fifth recital to the Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

         "WHEREAS, for Federal income tax purposes, it is intended that the Parent Merger, or the Parent Merger taken together with the Parent Roll-Up Merger (as defined herein), shall constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder, and that either the Company Merger taken together with the Company Roll-Up Merger (as defined herein) shall qualify as a reorganization described in Section 368(a) of the Code and the regulations promulgated thereunder or, if there are no Roll-Up Mergers (as defined herein), the Parent Merger and the Company Merger, taken together, shall constitute an exchange governed by Section 351 of the Code and the regulations promulgated thereunder;"

         4. A new Section 2.14 is hereby added to the Agreement as follows:

         "SECTION 2.14. Roll-Up Mergers

         As soon as possible following the Effective Time of the Mergers, the parties shall determine the percentage (the "Cash Percentage") of the Company Merger Consideration (including, for purposes of this Section 2.14, cash paid pursuant to the exercise of appraisal rights and cash received as damages or otherwise pursuant to the shareholder class action lawsuit filed on July 24, 2003), by value, represented by the Cash Distribution Amount (including, for purposes of this Section 2.14, but without duplication of any amount, cash paid pursuant to the exercise of appraisal rights, cash paid in lieu of fractional shares of Holdco Common Stock and cash received as damages or otherwise pursuant to the shareholder class action lawsuit filed on July 24, 2003). Such determination shall be based upon the fair market value of a share of Holdco Common Stock as of the Effective Time, which shall equal the mean between the high and low trading prices of a share of Holdco Common Stock as reported on the Nasdaq National Market either on the date that includes the Effective Time or, if there is no trading in Holdco Common Stock on such date, then on the first subsequent date on which Holdco Common Stock is listed for trading. If the Cash Percentage is less than or equal to fifty-five percent (55%), (i) Parent shall be merged, as soon as possible following the Effective Time, into Holdco, with Holdco surviving (the "Parent Roll-Up Merger"), and (ii) Company shall be merged, as soon as possible following the Effective Time, into Holdco, with Holdco surviving (the "Company Roll-Up Merger," and, together with the Parent Roll-Up Merger, the "Roll-Up Mergers").

         5. Section 6.01(l) of the Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

         "(l) engage in any action or enter into any transaction or authorize any action to be taken or transaction to be entered into that could reasonably be expected to delay the consummation of, or otherwise adversely affect, any of the transactions contemplated by this Agreement, including the taking of any action that would prevent either (i) the Company Merger, taken together with the Company Roll-Up Merger, from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code and the regulations promulgated thereunder, or (ii) if there are no Roll-Up Mergers, the Parent Merger and the Company Merger, taken together, from qualifying as an exchange described under Section 351 of the Code and the regulations promulgated thereunder;"

         6. Section 6.02(b) of the Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

         "(b) engage in any action or enter into any transaction or permit any action to be taken or transaction to be entered into that could reasonably be expected to delay the consummation of, or otherwise adversely affect, any of the transactions contemplated by this Agreement, including the taking of any action that would prevent either (i) each of the Company Merger and the Parent Merger, taken together with its respective Roll-Up Merger, from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code and the regulations promulgated thereunder, or (ii) if there are no Roll-Up Mergers, the Company Merger and the Parent Merger, taken together, from qualifying as an exchange described under Section 351 of the Code and the regulations promulgated thereunder;"

         7. Section 7.07(b) of the Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

         "(b) Each of Parent and the Company shall use commercially reasonable efforts to cause either (i) each of the Company Merger and the Parent Merger, taken together with its respective Roll-Up Merger, to qualify as a "reorganization" within the meaning of Section 368(a) of the Code and the regulations promulgated thereunder, or (ii) if there are no Roll-Up Mergers, (A) the Company Merger and the Parent Merger, taken together, to qualify as an exchange described in Section 351 of the Code and the regulations promulgated thereunder, and (B) the Parent Merger to qualify as a "reorganization" within the meaning of Section 368 of the Code and the regulations promulgated thereunder. In addition, neither Parent nor the Company will (both before and after consummation of the Mergers and, if applicable, the Roll-Up Mergers) take any actions which could reasonably be expected to prevent such qualifications."

         8. Section 7.09(e) of the Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

         "(e) Upon request of Parent, the Company will use its commercially reasonable efforts to provide that an audited balance sheet of the Company as of September 30, 2003 accompanied by an audit report of Deloitte & Touche LLP is delivered to Parent by the Effective Time, if practicable, or as soon thereafter as is practicable, but in no event later than December 31, 2003, it being understood that delivery of such audited balance sheet shall not be deemed to constitute a condition to consummation of the Mergers, nor shall the Effective Time be delayed in order to permit receipt of such audited balance sheet and report if all conditions to the Mergers are otherwise satisfied. Notwithstanding any other provision in this Agreement, Parent hereby agrees to pay all of Deloitte & Touche LLP's or other outside accounting firm's fees and expenses associated with the process set forth in this Section 7.09(e) unless (i) this Agreement is terminated and (ii) the provisions of Section 9.03(c) are triggered as a result of such termination, in which case, the Company shall pay all of Deloitte & Touche LLP's or other outside accounting firm's fees and expenses associated with the process set forth in this Section 7.09(e) in addition to any other expenses payable by the Company under Section 9.03(c), and, if applicable, Section 9.03(b)."

         9. Section 8.01(c) of the Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

         "(c) Tax Opinions.

         (i) Company shall have received an opinion of Skadden, Arps, Slate, Meagher and Flom LLP, in form and substance reasonably satisfactory to Company, on the basis of certain facts, representations (including those contained in the representation letters described in Section 7.07(c) of this Agreement) and assumptions set forth in such opinion, dated the Effective Time, to the effect that, for United States federal income tax purposes, (A) except with respect to cash received in lieu of fractional shares, the Company stockholders who receive Holdco Common Stock as part of the Company Merger Consideration will recognize no gain or loss in the Company Merger (taken together with the Company Roll-Up Merger or, if there is no Company Roll-Up Merger, taken together with the Parent Merger) except that such stockholders will recognize gain to the extent of cash received, if any, as part of the Company Merger Consideration, and (B) the Company will recognize no gain or loss in the Company Merger (taken together with the Company Roll-Up Merger or, if there is no Company Roll-Up Merger, taken together with the Parent Merger).

         (ii) Parent shall have received an opinion of Morrison & Foerster LLP, in form and substance reasonably satisfactory to Parent, on the basis of certain facts, representations (including those contained in the representation letters described in Section 7.07(c) of this Agreement) and assumptions set forth in such opinion, dated the Effective Time, to the effect that, for United States federal income tax purposes, (A) none of Holdco, Parent, Parent Merger Sub, Company Merger Sub and the Parent stockholders will recognize any gain or loss solely as a result of the Parent Merger (taken together with the Parent Roll-Up Merger or, if there is no Parent Roll-Up Merger, either taken together with the Company Merger or considered in isolation), (B) except with respect to cash received in lieu of fractional shares, the Company stockholders who receive Holdco Common Stock as part of the Company Merger Consideration will recognize no gain or loss in the Company Merger (taken together with the Company Roll-Up Merger or, if there is no Company Roll-Up Merger, taken together with the Parent Merger) except that such stockholders will recognize gain to the extent of cash received, if any, as part of the Company Merger Consideration, and (C) the Company will recognize no gain or loss in the Company Merger (taken together with the Company Roll-Up Merger or, if there is no Company Roll-Up Merger, taken together with the Parent Merger)."

         10. Section 9.01(b) of the Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

         "(b) by either Parent or the Company, if the Effective Time shall not have occurred on or before March 31, 2004 (the "Outside Date") (provided that the right to terminate this Agreement under this Section 9.01(b) shall not be available to any party whose willful failure to fulfill any obligation under this Agreement has been a cause of, or resulted in, the failure of the Mergers to be consummated on or before such date); or"

         11. This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, and delivered by facsimile, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         12. All references in any document or agreement to the Agreement shall refer to the Agreement, as amended hereby.

         13. To the extent, if any, that a provision of this Amendment conflicts with or differs from any provision of the Agreement, such provision of this Amendment shall prevail and govern for all purposes and in all respects.

         14. As specifically amended by this Amendment, the Agreement shall remain in full force and effect.

[Execution Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

HOLDCO

By: /s/ Larry Kramer
Name: Larry Kramer
Title: Chief Executive Officer

PARENT

By: /s/ Larry Kramer
Name: Larry Kramer
Title: Chief Executive Officer

COMPANY

By: /s/ Kirk Loevner
Name: Kirk Loevner
Title: CEO, President and Chairman

PARENT MERGER SUB

By: /s/ Larry Kramer
Name: Larry Kramer
Title: Chief Executive Officer

COMPANY MERGER SUB

By: /s/ Larry Kramer
Name: Larry Kramer
Title: Chief Executive Officer